July 11, 2001

                       Supplement to the Prospectuses for

                        Pioneer Variable Contracts Trust,
        Pioneer Small Company VCT Portfolio (Class I and Class II Shares)
                                dated May 1, 2001

The following supplements and to the extent inconsistent with the prospectus supersedes the section of the prospectus referenced below. Please refer to the prospectus for the full text of the supplemented section. This change will be effective July 13, 2001.

Basic information about Pioneer Small Company VCT Portfolio

Principal investment strategies

The portfolio invests primarily in equity securities of small companies, that is, companies with market values within the range of market values of issuers included in the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Normally, the portfolio invests at least 65% of its total assets in these securities. On May 31, 2001, the market value of companies in the index varied from approximately $2 million to over $5.2 billion. Pioneer will monitor the portfolio's investments so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category.

                                                                  10443-00-0701
                                            (C) Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds